UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2021

Item 1. Reports to Stockholders.

(a)

CornerCap Fundametrics® Large-Cap ETF
Ticker: FUNL

ANNUAL REPORT TO SHAREHOLDERS
March 31, 2021

FUNL Shareholder Letter for March 31, 2021 (Unaudited)

Dear Fund Shareholder:

The Fundametrics® Large Cap ETF launched on August 20, 2020. This letter will first provide a brief context about the market leading up to its launch, then discuss the strategic and tactical decisions we made in our strategy governing the ETF, and then close by analyzing the fund’s performance since its launch through March 31.

MARKET CONTEXT AND POSITIONING OF THE STRATEGY

By last August, we believe historically low rates, combined with fears of recession from trade wars (2018) and the pandemic (2020), had conspired to create extreme, unsustainable positions in certain segments of the equity markets. For long-term investors, we saw risk to concentrated and imbalanced portfolios.

Regarding the strategy we use to drive the ETF, we made both tactical and strategic steps during this period to position shareholders for long-term opportunity potential. Tactically, we gave greater emphasis to valuation over other investment styles like growth and momentum. Strategically, we continued to refine our research system with deeper analysis within what we call “peer groups” (i.e., how we group similar stocks for improved comparisons) and earnings power during periods of dislocation (i.e., emphasizing long-term earnings when near-term earnings are meaningfully dampened).

We believe our actions will benefit shareholders as vaccines emerge and economies re open from the pandemic. These benefits may take time to play out, consistent with a long-term view.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Broadly, market activity since last September has been encouraging:

●	Re-opening has generally favored diversified rather than concentrated portfolios. Portfolios skewed to Big Tech and Highest Growth had dominated as fears of trade war and pandemic grew; with re-opening, a broader group of stocks have led.
●	“Value” stocks also began to lead, which investors might expect in recovery—although the profile of those leaders has evolved from lower quality (less profitable, weaker balance sheets) to better quality, in our view. This migration should help our strategy.
●	Concern over rising rates since early February has encouraged investors to sell Highest Growth stocks and rate-sensitive sectors like utilities and home builders.

Returns for the fund from inception through 3/31/21 were 28.6%, ahead of the Russell 1000 Value’s 28.0%. Our relative performance improved through the period as sentiment shifted from stocks with lower quality fundamentals to higher quality.

From inception to early January, our strategy struggled relative to the Value benchmark. The stocks initially surging in the Value index were not necessarily the cheaper or higher quality ones, in our view. The winning profile tended to be stocks with High Forecasted Growth and Improving Analyst Price Targets, or stocks with Highest Short Interest, Highest Valuations, and Highest Debt Balances. We consider these characteristics to be higher risk or unattractive for long-term performance.

Importantly, the mainstays of the Fundametrics research process got stronger as we moved beyond January. Our “Buy” rated stocks beat “Sell” rated stocks meaningfully for the quarter ending March 31, indicating that fundamentals began to matter. In particular, longer-term and normalized valuations were rewarded, and improving fundamental earnings estimates carried greater impact over distant forecasts. Safety and high valuations began to lag.

For the full period, our selection of stocks in financials and tech were the greatest contributors to performance, as rising rates and better valuations began to work in our favor. We also saw positive contributions from most other sectors. Industrials and Consumer stocks were the greatest detractors from our relative performance.

While current earnings are depressed, our models are overweighting longer-term fundamentals and de-emphasizing short-term metrics. This tilt is expected to be in place until the gap between current and forecasted profitability narrows from the current extremes.

BOTTOM LINE

We continue to believe investors are entering a new era, with different risks and opportunities for long-term investors compared to the past three years. Low rates, anemic economic growth, and aggressive monetary policy created a limited set of temporary investment winners. As economies re-open, vaccines materialize, and fiscal policies emerge, we expect a new set of economic drivers to take over. Chasing last year’s limited winners is not the answer, in our view.

We believe market activity since last summer is indicating what the new period might look like, and what investment strategies are better suited. Rising rates within reason should be expected as economies reopen, with government intervention particularly—through fiscal policies—continuing to play a supportive, active role.

Supporting Performance Review

Total Returns as of March 31, 2021
	Since Inception	Inception Date
Fundametrics® Large Cap ETF (NAV)	28.41	8/19/2020

Fundametrics® Large Cap ETF (Mkt Price)	28.60	8/19/2020

Russell 1000 Value Total Return	27.95

Past performance is no guarantee of future results.

Investment Approach

The fund is an actively managed exchange-traded fund (ETF) that invests primarily in equity securities listed on a US exchange based on the results of a proprietary, quantitative research system called “Fundametrics®”. Fundametrics® groups companies with similar characteristics into custom peer groups. Each peer group is evaluated with respect to Cornercap Investment Counsel’s (the “Advisor”) fundamental library of factors across all major styles (value, growth, garp, price momentum, quality, risk) to find the optimized risk adjusted mix. Overall, valuation maintains the highest weight and greatest importance, but each peer group can have an independent style representation.

Performance Summary

The fund posted a positive market price return of 28.60% since inception. This outperformed the fund’s benchmark, the Russell 1000 value, which returned 27.95% over the same period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

The relative outperformance in the fund was due to both superior security selection and positive allocation decisions.

Positive Performance Contributions

The top contribution came from selection within the Financials Sector. The positive selection was closely distributed between, Diversified Financials, Banks and Insurance.

Positive selection within Information technology was the 2nd best contribution. Most of our positive selection came from the Semiconductors industry group, led by Applied Materials.

Additional positive contributions came from selection in Materials and Energy sectors and the funds underweight allocation to Utilities and Energy sectors.

Detracted from Performance

The funds selection within the Industrials sector was the biggest detractor, particularly within capital equipment. Owning less cyclical defense companies Lockheed Martin and Northrop Grumman where detractors, as well as not owning cyclical heavy equipment stocks Caterpillar and General Electric.

Consumer Discretionary was the 2nd biggest detractor, led primarily by the fund’s selection in Retail and Consumer Durables & Apparel. The overweight position to Retail and underweight position in Automobiles also detracted.

Selection in Communication Services sector detracted primarily due to owning online gaming stocks.

Portfolio Positioning

With trailing earnings still depressed, our Fundametrics® Alpha model is overweighting longer term fundamentals and de-emphasizing short-term metrics. This tilt is expected to be in place until the gap between current and forecasted profitability narrows from the current extremes.

The fund’s biggest relative overweights are in Technology, Energy and Health Care. The fund is underweight Consumer Staples, Communication Services, and Industrials.

This material must be preceded or accompanied by a prospectus.

Carefully consider the CornerCap Funds’ investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the prospectus, which may be obtained by visiting our website CornerCapFUNL-ETF.com. Read the prospectus carefully before investing.

Investing involves risk, including possible loss of principal.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Because the Fund is a “fund of funds,” its investment performance largely depends on the investment performance of the Underlying Funds in which it invests, and the Fund is subject to the risks associated with the Underlying Funds. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Derivatives may be more sensitive to changes in market conditions, amplifying risks. The Fund may engage in writing covered call options, which may limit its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the stock. A liquid market may not exist for options held by the Fund. While the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. Diversification may not protect against market risk.

CornerCap Investment Counsel serves as the advisor to the CornerCap Fundametrics® Large-Cap ETF (FUNL) which is distributed by Quasar Distributors, LLC.

CornerCap Fundametrics® Large-Cap ETF
Performance Summary (Unaudited)
March 31, 2021

Comparison of a Hypothetical $10,000 Investment in
the CornerCap Fundametrics® Large-Cap ETF;
and Russell 1000 Value Total Return Index

(At Net Asset Value)

Investment Returns

For each of the periods ended March 31, 2021

CornerCap Fundametrics® Large-Cap ETF	1-Month	3-Month	6-Month	Since Inception*
NAV	7.51%	12.41%	30.50%	28.41%
Market	7.36%	12.52%	30.44%	28.60%
Russell 1000 Value Total Return Index	5.88%	11.26%	29.34%	27.95%

* Inception date on August 19, 2020.

CornerCap Fundametrics® Large-Cap ETF
Expense Example (Unaudited)
March 31, 2021

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value(1)	Ending Account Value	Expenses Paid During the Period(2)
Actual Fund Return	$1,000.00	$1,305.00	$2.87
Hypothetical 5% Return	1,000.00	1,022.44	2.52

(1)	For the six months ended March 31, 2021.
(2)	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

CornerCap Fundametrics® Large-Cap ETF
Allocation of Portfolio Holdings
March 31, 2021

(Calculated as a percentage of Total Investments)

CornerCap Fundametrics® Large-Cap ETF Schedule of Investments March 31, 2021

Security Description	Shares	Value

Common Stocks — 98.4% Aerospace/Defense — 2.8%
General Dynamics Corp.	2,241	$406,876
L3Harris Technologies, Inc.	3,972	805,045
Lockheed Martin Corp.	2,047	756,367
Northrop Grumman Corp.	2,382	770,910
Total Aerospace/Defense		2,739,198

Agriculture — 1.6%
Altria Group, Inc.	15,308	783,157
Philip Morris International, Inc.	8,643	766,980
Total Agriculture		1,550,137

Auto Manufacturers — 0.8%
Cummins, Inc.	3,060	792,877
Total Auto Manufacturers		792,877

Banks — 10.4%
Bank of New York Mellon Corp./The	17,308	818,495
Citigroup, Inc.	11,779	856,922
Citizens Financial Group, Inc.	18,477	815,760
Comerica, Inc.	11,477	823,360
Fifth Third Bancorp	21,021	787,236
Goldman Sachs Group, Inc./The	2,444	799,188
Huntington Bancshares, Inc./OH	52,413	823,932
JPMorgan Chase & Co.	5,127	780,483
KeyCorp	41,822	835,604
Truist Financial Corp.	14,872	867,335
US Bancorp	16,129	892,095
Wells Fargo & Co.	24,580	960,341
Total Banks		10,060,751

Biotechnology — 2.3%
Amgen, Inc.	3,161	786,488
Biogen, Inc. *	2,523	705,809
Gilead Sciences, Inc.	11,215	724,825
Total Biotechnology		2,217,122

Building Materials — 0.8%
Masco Corp.	13,099	784,630
Total Building Materials		784,630

Chemicals — 4.0%
CF Industries Holdings, Inc.	16,733	759,344
Dow, Inc.	12,599	805,580
Eastman Chemical Co.	6,899	759,718
FMC Corp.	6,677	738,543
LyondellBasell Industries NV - Class A	7,606	791,404
Total Chemicals		3,854,589

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF Schedule of Investments (Continued) March 31, 2021

Security Description	Shares	Value

Commercial Services — 1.9% Booz Allen Hamilton Holding Corp. - Class A	9,137	$735,803
Equifax, Inc.	2,230	403,920
FleetCor Technologies, Inc. *	2,516	675,873
Total Commercial Services		1,815,596
Computers — 4.1% Cognizant Technology Solutions Corp. - Class A	9,489	741,281
International Business Machines Corp.	6,374	849,399
Leidos Holdings, Inc.	7,804	751,369
NetApp, Inc.	11,905	865,136
Western Digital Corp.	11,218	748,802
Total Computers		3,955,987
Diversified Financial Services — 2.4% CBOE Global Markets, Inc.	7,463	736,523
Capital One Financial Corp.	6,601	839,845
Synchrony Financial	18,958	770,832
Total Diversified Financial Services		2,347,200
Electric — 4.5% Ameren Corp.	10,102	821,899
American Electric Power Co., Inc.	9,224	781,273
Avangrid, Inc.	7,225	359,877
CMS Energy Corp.	6,740	412,623
DTE Energy Co.	5,774	768,750
Southern Co./The	13,455	836,363
WEC Energy Group, Inc.	4,015	375,764
Total Electric		4,356,549
Electrical Components & Equipment — 0.8% Emerson Electric Co.	8,884	801,514
Total Electrical Components & Equipment		801,514
Electronics — 1.6% Fortive Corp.	10,029	708,449
Garmin Ltd.	5,994	790,309
Total Electronics		1,498,758
Food — 2.7% Campbell Soup Co.	7,565	380,293
General Mills, Inc.	11,736	719,652
J M Smucker Co./The	5,722	724,005
Tyson Foods, Inc. - Class A	10,731	797,313
Total Food		2,621,263
Forest Products & Paper — 0.8% International Paper Co.	13,906	751,897
Total Forest Products & Paper		751,897

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF Schedule of Investments (Continued) March 31, 2021

Security Description	Shares	Value

Health Care — 3.6% Anthem, Inc.	2,302	$826,303
Centene Corp. *	6,153	393,238
HCA Healthcare, Inc.	4,313	812,310
Hologic, Inc. *	9,344	695,007
Universal Health Services, Inc. - Class B	5,705	760,990
Total Health Care		3,487,848
Home Builders — 1.4% DR Horton, Inc.	10,181	907,331
Lennar Corp. - Class A	4,272	432,455
Total Home Builders		1,339,786
Household Products — 0.3% Kimberly-Clark Corp.	2,313	321,623
Total Household Products		321,623
Insurance — 7.4% Aflac, Inc.	16,405	839,608
Allstate Corp./The	6,682	767,762
American International Group, Inc.	16,943	782,936
Fidelity National Financial, Inc.	18,874	767,417
Hartford Financial Services Group, Inc./The	13,362	892,448
Principal Financial Group, Inc.	12,735	763,591
Prudential Financial, Inc.	8,980	818,078
Travelers Cos, Inc./The	4,874	733,050
Unum Group	27,968	778,349
Total Insurance		7,143,239
Internet — 4.4% Alphabet, Inc. - Class A *	349	719,819
Booking Holdings, Inc. *	245	570,811
eBay, Inc.	11,416	699,116
Facebook, Inc. - Class A *	2,626	773,436
GoDaddy, Inc. - Class A *	10,199	791,646
Netflix, Inc. *	1,409	735,019
Total Internet		4,289,847
Machinery - Diversified — 0.8% Dover Corp.	5,599	767,791
Total Machinery - Diversified		767,791
Media — 1.5% DISH Network Corp. - Class A *	23,386	846,573
Fox Corp. - Class A	17,758	641,241
Total Media		1,487,814
Miscellaneous Manufacturing— 0.8% 3M Co.	4,047	779,776
Total Miscellaneous Manufacturing		779,776

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF Schedule of Investments (Continued) March 31, 2021

Security Description	Shares	Value

Oil and Gas — 4.6% Atmos Energy Corp.	3,673	$363,076
Chevron Corp.	7,717	808,664
Diamondback Energy, Inc.	10,425	766,133
EOG Resources, Inc.	13,001	942,963
Occidental Petroleum Corp.	28,476	758,031
Schlumberger NV	30,804	837,561
Total Oil and Gas		4,476,428
Pharmaceuticals — 6.8% Becton Dickinson and Co.	2,909	707,323
Bristol-Myers Squibb Co.	12,813	808,885
Cardinal Health, Inc.	13,258	805,424
Cigna Corp.	1,667	402,981
CVS Health Corp.	10,215	768,474
Johnson & Johnson	5,039	828,160
Merck & Co., Inc.	10,343	797,342
Pfizer, Inc.	17,980	651,415
Viatris, Inc. *	54,505	761,435
Total Pharmaceuticals		6,531,439
Pipelines — 1.7% Kinder Morgan, Inc.	50,564	841,891
Williams Cos, Inc./The	33,742	799,348
Total Pipelines		1,641,239
Real Estate Investment Trusts (REITs) — 5.1% CubeSmart	5,465	206,741
Duke Realty Corp.	8,653	362,820
Gaming and Leisure Properties, Inc.	8,506	360,910
Healthcare Trust of America, Inc. - Class A	12,706	350,431
Host Hotels & Resorts, Inc.	26,674	449,457
Kilroy Realty Corp.	5,845	383,607
Medical Properties Trust, Inc.	18,806	400,192
Mid-America Apartment Communities, Inc.	2,666	384,864
National Retail Properties, Inc.	9,107	401,345
PS Business Parks, Inc.	2,728	421,694
Realty Income Corp.	6,430	408,305
WP Carey, Inc.	5,752	407,011
Weyerhaeuser Co.	11,967	426,025
Total Real Estate Investment Trusts (REITs)		4,963,402
Retail — 3.2% Best Buy Co., Inc.	6,638	762,109
Dollar Tree, Inc. *	6,807	779,129
Lowe's Cos, Inc.	4,260	810,167
O'Reilly Automotive, Inc. *	1,565	793,846
Total Retail		3,145,251

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF Schedule of Investments (Continued) March 31, 2021

Security Description	Shares	Value

Semiconductors — 3.5%
Applied Materials, Inc.	6,135	$819,636
Broadcom, Inc.	792	367,219
Intel Corp.	10,177	651,328
Micron Technology, Inc. *	8,627	760,988
Skyworks Solutions, Inc.	4,314	791,533
Total Semiconductors		3,390,704

Software — 7.0%
Adobe, Inc. *	1,537	730,644
Akamai Technologies, Inc. *	7,806	795,431
Cerner Corp.	10,115	727,066
Citrix Systems, Inc.	5,690	798,648
Electronic Arts, Inc.	5,266	712,858
Oracle Corp.	11,061	776,150
SS&C Technologies Holdings, Inc.	10,751	751,172
Take-Two Interactive Software, Inc. *	3,697	653,260
VMware, Inc. - Class A *	5,316	799,792
Total Software		6,745,021

Telecommunications — 2.4%
AT&T, Inc.	23,992	726,238
Cisco Systems, Inc.	15,718	812,778
Verizon Communications, Inc.	14,040	816,426
Total Telecommunications		2,355,442

Transportation — 2.4%
CSX Corp.	7,880	759,790
FedEx Corp.	2,795	793,892
Union Pacific Corp.	3,348	737,933
Total Transportation		2,291,615

Total Common Stocks (Cost — $83,477,239)		$95,306,333
Short-Term Investment — 1.5% First American Government Obligations Fund - Class X - 0.04%(a)	1,444,341	1,444,341
Total Short-Term Investment (Cost — $1,444,341)		$1,444,341

Total Investments — 99.9% (Cost — $84,921,580)		96,750,674
Other Assets in Excess of Liabilities — 0.1%		84,494
Total Net Assets — 100.0%		$96,835,168

* Non-income producing security.
(a) The rate reported is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Assets and Liabilities

March 31, 2021

Assets:
Investments in securities at value (cost $84,921,580)	$96,750,674
Receivables:
Dividends and interest	125,266
Total assets	96,875,940

Liabilities:
Payables:
Due to Investment Adviser	40,772
Total liabilities	40,772

Net Assets	$96,835,168

Components of Net Assets:
Paid-in capital	$84,651,803
Total accumulated income	12,183,365
Net Assets	$96,835,168

Net Assets	$96,835,168
Shares Outstanding (unlimited number of shares authorized, no par value)	3,030,000
Net asset value, offering and redemption price per share	$31.96

he accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Operations

For the Period Ended March 31, 2021 *

Investment Income:
Dividend income	$763,018
Interest income	252
Total investment income	763,270

Expenses:
Advisory fees	159,961
Total expenses	159,961

Net investment income	603,309

Realized and Unrealized Gain on Investments
Net realized gain (loss) on:
Investments	(1,457)
In-Kind Redemptions	3,140,055
Net realized gain	3,138,598
Net change in unrealized appreciation/depreciation on investments	11,829,094
Net realized and unrealized gain on investments	14,967,692

Net Increase in Net Assets Resulting from Operations	$15,571,001

*	Commencement of operations on August 19, 2020.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Changes in Net Assets

For the Period
Ended
March 31, 2021 *
Operations:
Net investment income	$603,309
Net realized gain on investments and in-kind redemptions	3,138,598
Net change in unrealized appreciation/depreciation on investments	11,829,094
Net increase in net assets resulting from operations	15,571,001

Distributions to shareholders:
Net Investment Income	(259,883)
Total distributions to shareholders	(259,883)

Capital Transactions:
Proceeds from shares sold	96,397,320
Cost of shares repurchased	(14,873,270)
Net increase in net assets from capital transactions	81,524,050
Total Increase in Net Assets	96,835,168

Net Assets:
Beginning of period	—
End of period	$96,835,168

Capital Share Transactions:
Shares sold	3,540,000
Shares repurchased	(510,000)
Net increase in shares outstanding	3,030,000

*	Commencement of operations on August 19, 2020.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Financial Highlights

For a capital share outstanding throughout the period:

	For the Period
	Ended
	March 31, 2021 *
Net Asset Value, Beginning of Period	$25.00

Gain from Investment Operations:
Net investment income(1)	0.33
Net realized and unrealized gain on investments	6.76
Total Gain from Investment Operations	7.09

Less Distributions:
Net investment income	(0.13)
Total Distributions	(0.13)

Net Asset Value, End of Period	$31.96

Total Return	28.41	% (2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$96,835
Ratio of expenses to average net assets	0.50	% (3)
Ratio of net investment income to average net assets	1.89	% (3)
Portfolio turnover rate(4)	6	% (2)

*	Commencement of operations on August 19, 2020.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements

March 31, 2021

Note 1 – Organization

CornerCap Fundametrics® Large-Cap ETF (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. CornerCap Investment Counsel, Inc. (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was August 19, 2020. The investment objective of the Fund seeks long-term capital appreciation.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2021

are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at net asset value (“NAV”). These investments are categorized as Level 1 of the fair value hierarchy.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1	- quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2	- observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3	- significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$95,306,333	$—	$—	$95,306,333
Short-Term Investment	1,444,341	—	—	1,444,341
Total	$96,750,674	$—	$—	$96,750,674

See the Schedule of Investments for further detail of investment classifications.

(b) Securities Transactions, Investment Income and Distributions – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2021

dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

(c) Distributions to shareholders – Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

As of and during the period ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. The Fund has not currently filed any tax returns; generally, tax authorities can examine tax returns filed for the preceding three years.

(e) REIT distribution – The character of distributions received from Real Estate Investment Trusts (‘’REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.50%. Additionally, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses connected with the execution of portfolio securities transactions, (iv) dividends and expenses associated with securities sold short, (v) non-routine expenses and fees, and (vi) expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2021

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Fund. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities, in-kind transactions, and U.S. government obligations) for the period ended March 31, 2021, were as follows:

Purchases	$18,104,818
Sales	$3,192,421

Purchases and sales of in-kind transactions associated with creations and redemptions during the period ended March 31, 2021, were as follows:

Purchases In-Kind	$80,032,600
Sales In-Kind	$14,553,532

Note 5 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2021 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 7 – COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2021

Note 8 – Federal Income Tax Information

At March 31, 2021, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax Cost of Investments	$84,923,777
Unrealized Appreciation	12,382,277
Unrealized Depreciation	(555,380)
Net Unrealized Appreciation on Investments	11,826,897
Undistributed Ordinary Income	351,372
Undistributed Long-Term Capital Gains	5,096
Total Distributable Earnings	356,468
Total Accumulated Income	$12,183,365

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, permanent differences in book and tax accounting have been reclassified to capital, and accumulated income as follows:

Accumulated Income	Paid In Capital
$ (3,127,753)	$ 3,127,753

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Distributions Paid From:	Year Ended March 31, 2021
Ordinary Income	$259,883
Total Distributions Paid	$259,883

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2021, the Fund had no late-year or post-October losses.

At March 31, 2021, the Fund did not have any capital loss carryforwards.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of CornerCap Fundametrics® Large-Cap ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CornerCap Fundametrics® Large-Cap ETF, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period August 19, 2020 (commencement of operations) through March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period August 19, 2020 through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

May 27, 2021

CornerCap Fundametrics® Large-Cap ETF

Additional Information (Unaudited)

March 31, 2021

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-800-617-0004 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.cornercapfunl-etf.com.

Tax Information

For the year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2021 was 100%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

CornerCap Fundametrics® Large-Cap ETF

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired.	1	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II. (2020 to present), Regatta Loan Management LLC (2015 to present).
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Associate Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman since 2018, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

CornerCap Fundametrics® Large-Cap ETF

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Fund’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-617-0004.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

CornerCap Investment Counsel, Inc.

The Peachtree, Suite 1700, 1355 Peachtree Street NE

Atlanta, GA 30309

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

 A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, Harry E. Resis, Brian Ferrie and Wan-Chong Kung are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 03/31/2020
( a ) Audit Fees	$9,000	None
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,000	None
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 03/31/2020
Audit-Related Fees	0%	None
Tax Fees	0%	None
All Other Fees	0%	None

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2021	FYE 03/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
      Christopher E. Kashmerick, President

Date  June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
      Christopher E. Kashmerick, President

Date  June 8, 2021

By  /s/ Russell B. Simon
      Russell B. Simon, Treasurer

Date  June 8, 2021